Exhibit 10.151

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

October 30, 2009

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95119

Subject: Amendment #17 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003

This Amendment #17 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

This amendment will be effective when signed by both parties.

1. Correction: In Amendment 15, the amendment cover sheet stated that Attachment 1, Product Unique Attachment #5 was added. However, the actual attachment is Attachment 1, Product Unique Attachment #4. Amendment 16 added Attachment 1, Product Unique Attachment #6. Therefore, Attachment 1, Product Unique Attachment #5 does not exist and will not be added to the Agreement.

2. Replace Section 2.5, fourth paragraph, in its entirety, with the following paragraphs:

Products purchased under Attachment 1 to this SOW may be subject to an annual Software Maintenance and Maintenance Level Support program provided by Supplier. If applicable, annual Software Maintenance and Maintenance Level Support will be listed on the Attachment 1 to this SOW. Under the terms of this support program, if applicable, each unit of Product shall be eligible for up to [**] periods of Software Maintenance and Maintenance Level Support commencing from the time Buyer takes title of the Product, unless and until Buyer terminates the Software Maintenance and Maintenance Level Support program for all Products. For purposes of this Section, “Eligible Products” means the number of Products eligible for Software Maintenance and Maintenance Level Support during the relevant time period. The annual Software Maintenance and Maintenance Level Support program shall be automatically renewed for all units of Product which remain eligible under the preceding sentence, unless cancelled by Buyer effective as of the end of a calendar quarter with ninety (90) days prior written notice to Supplier. If the Software Maintenance and Maintenance Level Support Program is cancelled by Buyer, Supplier is no longer obligated to provide Software Maintenance and Maintenance Level Support to Buyer. The fees for each year of this annual Software Maintenance and Maintenance Level Support program for a unit of Product shall be listed as the Annual Software Maintenance and Support Fee per Unit in Attachment 1 to this SOW.

For the convenience of the Buyer, [**] of annual Software Maintenance and Maintenance Level Support shall be billed to Buyer with each unit of Product purchased, [**].

For purposes of clarification, [**]. If Buyer elects not to renew the annual Software Maintenance and Maintenance Level Support program for all Products, any funds remaining in the [**] which have not been earned by Supplier shall either be refunded to Buyer or (if the parties mutually agree) may be used as an adjustment to other amounts due to Supplier. [**] or adjust other amounts due to Supplier based on mutual agreement between the parties.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1 of 18
Amendment 17	IBM Brocade Confidential

In addition, Buyer may, at Buyer’s sole discretion renew Software Maintenance and Maintenance Level Support beyond the [**] period at the Annual Software Maintenance and Support Fee per Unit in Attachment 1 to this SOW. Supplier will invoice Buyer for these subsequent renewals.

When initiating a technical support request with Supplier, Buyer may provide only if it is reasonably available to Buyer either the serial number or worldwide name of the Product. Supplier shall have the right to assign support obligations to the appropriate local Supplier subsidiary.

3. Add “Product Unique Attachment 7” for “Brocade 4Gb FC Single-port and Dual-port HBA’s for IBM System x,” effective upon October 30, 2009 attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

4. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of [**].

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:

International Business Machines Corporation	Brocade Communications

By:	By: /s/ Charles Leeming 10/26/09
[**] 10/28/09
IBM Signature Date	Brocade Communications Date

[**]	Charles Leeming 10/26/09
Printed Name	Printed Name

Global Commodity Mgr.	VP, OEM and GSI Sales
Title & Organization	Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA	Address 1745 Technology Drive San Jose, CA 95110

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2 of 18
Amendment 17	IBM Brocade Confidential

ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL

By:	/s/ Ulrich Plechschmidt

Authorized Signature	Date 28-October-2009

Ulrich Plechschmidt
Type or Print Name

Vice President EMEA
Title & Organization

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3 of 18
Amendment 17	IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #7, EFFECTIVE OCTOBER 30, 2009

1.0 PRODUCT DESCRIPTION

The Products are single and dual-port 4Gb Fibre Channel host bus adapters (HBA) for IBM System x, including any related firmware, device drivers and other Product code. Each HBA also includes management software that the user uses to configure, monitor and perform any necessary maintenance, including updating firmware.

1.1 Additional Description of Products.

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade Fibre Channel HBA, Installation and Reference Manual, Publication Number 53-1000884-02, December 19, 2008, Owner, Brocade Communications Systems, Inc.”

2.0 DEVELOPMENT REQUIREMENTS

2.1 Product Testing

Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:

•	Brocade SQA Test Plan = Brocade Intruder 4G/8G FC HBA Product Test Plans

•	Brocade IOF Test Plan = Brocade Intruder 4G/8G FC HBA Master Test Spec

2.2 Deliverables

Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in “Brocade 4Gb FC Single-port and Dual-port HBA’s for IBM System x, IBM Product Requirements Document (“PRD”) Version 1.0, Sept 2009” as mutually agreed to by both parties.

2.3 Development

Buyer will provide WA’s to Supplier for [**] adaptors for test phases [**]. The adapters are to be returned to Brocade at a date mutually agreed to by both parties. The adapters will comply with the Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in “Brocade 4Gb FC Single-port and Dual-port HBA’s for IBM System x, IBM Product Requirements Document (“PRD”) Version 1.0 Sept 2009”

2.4 Product Number Unique Terms.

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 4 of 18
Amendment 17	IBM Brocade Confidential

3.0 PROPRIETARY OWNERSHIP

3.1 Buyer Proprietary Ownership.

Buyer retains all rights it has to the following technology contained in the Brocade 4Gb Fibre Channel HBA for IBM System x Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide is under Buyer Proprietary ownership

3.2 Seller’s Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

4.0 PART NUMBER UNIQUE TERMS

4.1 Product Price List And Description

See Attachment 6 to SOW #3, Consolidated Price List

4.2 Product Unit Terms And Repair Pricing

HBA’s are not repairable.

5.0 WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than [**] days	As mutually agreed upon	[**]	[**]
From[**] days to[**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]

While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0 SUPPLIER PRODUCT WITHDRAW

Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer will provide a revised EOL FRU forecast in each year during the five-year EOL period, as requested by Supplier. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

7.0 SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 5 of 18
Amendment 17	IBM Brocade Confidential

8.0 COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

8.1 Business Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2 Technical Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	[**]
E-mail	[**]	E-mail	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 6 of 18
Amendment 17	IBM Brocade Confidential

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non- hub loc	**Software Main-tenance	Total Price
2GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FCSwitch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools, and Ship Group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 7 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Intel Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main-tenance	Total Price
2GBit/sec Products (Intel)

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 8 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Buyer Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main-tenance	Total Price
4GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 9 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]

[**]	[**]	[**]	ISL Trunking	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]

[**]	[**]	[**]	Extended Fabrics	[**]

[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 10 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

Buyer Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Main-tenance	Total Price
8GBit/sec Products

[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 11 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb SWL SFP, 1-pack	[**]

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)
Brocade 4Gb FC Single & Dual port HBA for System x

[**]	[**]	[**]	[**]	Brocade 4Gb FC Single-port HBA for IBM System x; 3U bracket; 1x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Brocade 4Gb FC Dual-port HBA for IBM System x; 3U bracket; 2x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 12 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	[**]	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Bracket, 2U, Single-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Bracket, 2U, Dual-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]	[**]	[**]

Brocade 8Gb FC Single & Dual port HBA for System x

[**]	[**]	[**]	[**]	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 13 of 18
Amendment 17	IBM Brocade Confidential

[**]	[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	Brocade 10Gb FCoCEE Dual port CNA, 3U bracket, NO SFPs installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 14 of 18
Amendment 17	IBM Brocade Confidential

PRODUCT UNIT TERMS & REPAIR PRICING:

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
2GBit/sec Products

[**]	[**]	Option, FC Switch Module	[**]	[**]

[**]	[**]	CRU, Value Line Switch Module	[**]	[**]

[**]	[**]	Asm, FC Switch Module	[**]	[**]

[**]	[**]	Option, Value Line Module	[**]	[**]

[**]	[**]	Asm, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Intel P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
2GBit/sec Products

[**]	[**]	Option, FC Switch Module	[**]	[**]

[**]	[**]	CRU, Value Line Switch Module	[**]	[**]

[**]	[**]	Option, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.
[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 15 of 18
Amendment 17	IBM Brocade Confidential

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
4GBit/sec Products

[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]

[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
8GBit/sec Products

[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]

[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]

[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.
[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 16 of 18
Amendment 17	IBM Brocade Confidential

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD)*
Brocade 4Gb FC Single & Dual port HBA for System x *

[**]	[**]	[**]	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	[**]	[**]	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	[**]	[**]	FRU for Brocade 4Gb SFP+ Optical Transciever	[**]	[**]

Brocade 8Gb FC Single & Dual port HBA for System x *

[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD)*
[**]

[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]
[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.
[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 17 of 18
Amendment 17	IBM Brocade Confidential

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived “dead on arrival”.

Buyer P/N	Supplier P/N	Description	Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY)
[**]	[**]	Option Fiber Channel Switch Module, 10 Port (Not orderable by buyer)	[**]

[**]	[**]	Option Fiber Channel Switch Module, 20 Port (Not orderable by Buyer)	[**]

[**]	[**]	Enterprise Switch Module, 20 Port (Not orderable by Buyer)	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 18 of 18
Amendment 17	IBM Brocade Confidential